UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                    ______________________


                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 1, 2007
                                                 ------------

                  PARK ELECTROCHEMICAL CORP.
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      (Exact Name of Registrant as Specified in Charter)


          New York                1-4415           11-1734643
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(State or Other Jurisdiction   (Commission       (IRS Employer
     of Incorporation)          File Number)   Identification No.)


48 South Service Road, Melville   New York           11747
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  (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code (631)465-3600
                                                   -------------
                          Not Applicable
----------------------------------------------------------------
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule 13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 2.02 Results of Operations and Financial Condition.
--------- ----------------------------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on May 1, 2007 reporting its results of operations for its 2007 fiscal year fourth quarter and for its full fiscal year ended February 25, 2007. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
--------- ----------------------------------

     (c)  Exhibits.
          --------

          99.1  News Release dated May 1, 2007







                           SIGNATURE
                           ---------


      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the Registrant has duly caused this report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  May 1, 2007        By:     s/s  JAMES L. ZERBY
                                  -------------------
                          Name:   James L. Zerby
                          Title:  Vice President and Chief
                                  Financial Officer






                        EXHIBIT INDEX
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Number
Exhibit     Description                               Page
-------     -----------                               ----

 99.1       News Release dated May 1, 2007.........    5